EXHIBIT 2








                              STOCKHOLDERS AGREEMENT

                   STOCKHOLDERS AGREEMENT, dated as of November 17, 1996, by and among Mattel, Inc., a Delaware corporation ("Par-ent"), Corporate Partners, L.P., a Delaware limited partnership ("Corporate Partners"), Corporate Offshore Partners, L.P., a Bermuda limited partnership ("Offshore Partners"), The State Board Administration of Florida, a body corporate organized under the constitution of the State of Florida (the "State Board", and together with Corporate Partners and Offshore Part-ners, the "Stockholders"), and Corporate Advisors, L.P., a Delaware limited partnership ("Corporate Advisors").


                                   WITNESSETH:

                   WHEREAS, the Stockholders collectively beneficially own Shares of capital stock ("Company Shares") of Tyco Toys, Inc., a Delaware corporation (the "Company"), as set forth on
         Schedule I hereto; and

                   WHEREAS, Parent and Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which, among other things, a subsidiary of Parent will be merged with and into the Company (the "Merger"); and

                   WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that the Stock-holders agree, and the Stockholders have agreed, to enter into and abide by the terms of this Stockholders Agreement;

                   NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                   1. OWNERSHIP OF COMPANY SHARES. Each Stockholder represents and warrants that such Stockholder has or shares the right to vote and dispose of the number of Company Shares set forth opposite such Stockholder's name on Schedule I hereto, subject to such restrictions as may be applicable under law and the Stock Purchase Agreement for Series B Voting Convertible Exchangeable Preferred Stock dated April 15, 1994 between the Stockholders and Tyco Toys, Inc. (the "Stock Purchase Agree-ment").







                   2. AGREEMENTS OF THE STOCKHOLDERS. Each Stock-holder covenants and agrees that during the term of this Stock-holders Agreement:

                        (a) such Stockholder shall, at any meeting of the Company's stockholders called for such purpose (including at any postponements and adjournments thereof), vote, or cause to be voted, all Company Shares, together with any other shares of capital stock of the Company acquired after the date hereof and prior to the termination hereof, in which such stockholder has the right to vote in favor of ap-proval and adoption of the Merger Agreement;

                        (b)  except as otherwise expressly permitted
                   hereby and except as may be required by the Company Certificate of Designation, such Stockholder shall not, prior to the Effective Date (as defined in the Agreement) or the earlier termination of the Merger Agreement in accordance with its terms, sell, pledge, transfer or otherwise dispose of such Stockholder's Company Shares; and

                        (c) such Stockholder shall not in its capacity as a stockholder of the Company directly or indi-rectly encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than Parent or an af-filiate thereof) concerning any Acquisition Proposal (as defined in the Merger Agreement) (and other than Company in connection with the Merger); provided that this clause (c) shall not be binding on the State Board to the extent that Corporate Advisors does not have the authority to act for the State Board with respect to the subject matter of this clause (c).

                   3. TREATMENT OF SERIES B SHARES. (a) Subject to the terms and conditions of this Stockholders Agreement, each Stockholder and Parent agree that on the Effective Date as part of the Merger each share of the Series B Voting Convertible Exchangeable Preferred Stock, par value $.10 per share ("Series B Shares") beneficially owned by such Stockholder shall be con-verted into or exchanged for one share of a series of preferred stock of Parent having economic terms as nearly equivalent as possible to, and with the same voting and other rights as, the Series B Stock, including the right to convert into common stock of Parent (the "Parent Series B Stock", and such conver-sion or exchange hereby referred to as the "Series B Shares Treatment"), and each Stockholder hereby waives any rights such










         Stockholder might otherwise have pursuant to Section 3 or Sec-tion 4 of the Certificate of Designation for the Series B Shares in effect as of the date hereof (the "Certificate of Designation") with respect to such shares solely as a result of the Merger, other than to receive such Parent Series B Stock.

                   (b) In the event that the Series B Treatment is deemed or considered to be, or is determined to require, an amendment to the Certificate of Designation or to the Restated Certificate of Incorporation of Company, as amended as of the date hereof (the "Certificate of Incorporation"), each Stock-holder hereby agrees to vote all of its Company Shares in favor of any amendment to the Certificate of Designation or the Cer-tificate of Incorporation as may be necessary to effectuate the Series B Shares Treatment.

                   (c) From and after the Effective Date, Parent agrees to pay any and all dividends and distributions on the Parent Series B Shares (including accrued and unpaid dividends on the Series B Shares) when due (or, if past due as of the Effective Date, then on the Effective Date).

                   4. AUTHORITY OF CORPORATE ADVISORS TO ACT FOR THE STATE BOARD. (a) Subject to Section 7(b), the State Board and Corporate Advisors each represents to Parent that Corporate Advisors has full power and authority, pursuant to the provi-sions of an Investment Management Agreement, dated as of June 17, 1988 (the "Management Agreement"), to act on behalf of the State Board in connection with the transactions contemplated by this Stockholders Agreement (except as set forth in the proviso in Section 2(c) hereof) and that Parent can rely on any action taken by Corporate Advisors in connection therewith as if such action were taken by the State Board.

                   (b) Subject to Section 7(b), so long as the Manage-ment Agreement remains in effect without amendment of the pro-visions granting Corporate Advisors the authority to act on behalf of the State Board, any and all actions that are re-quired or permitted to be taken by the State Board pursuant to this Stockholders Agreement may be taken by Corporate Advisors on behalf of the State Board and any and all notices required to be given by Parent to the State Board pursuant to this Stockholders Agreement may be given to Corporate Advisors in lieu of giving such notice to the State Board; provided, how-ever, that the provisions of this sentence shall not relieve the State Board of any of its obligations pursuant to this Stockholders Agreement. Parent shall be entitled to assume that, and to act in reliance on the assumption that, the Man-agement Agreement remains in effect without amendment of any










         such provisions unless and until it receives written notice from the State Board to the contrary.

                   5. SUCCESSORS AND ASSIGNS. A Stockholder may not sell, pledge, transfer, convert or otherwise dispose of its Company Shares except to another Stockholder without the prior written consent of Parent, which consent shall be granted or withheld in Parent's sole discretion.

                   6.(A) REPRESENTATIONS AND WARRANTIES OF PARENT. Par-ent makes the following representations and warranties to each
         Stockholder:

                   (i) Parent has all requisite corporate power and authority to enter into this Stockholders Agreement and the Merger Agreement and to consummate the transactions contem-plated hereby and thereby. The execution and delivery of this Stockholders Agreement and the Merger Agreement and the consum-mation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Stockholders Agreement and the Merger Agreement and this Stock-holders Agreement and the Merger Agreement constitute its le-gal, valid and binding obligations enforceable against it in accordance with their respective terms except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific perfor-mance, is subject to the discretion of the court before which any proceeding therefor may be brought.

                   (ii)  Parent is not subject to or obligated under
         (A) any charter, by-law, indenture or other loan document pro-vision (other than the Credit Agreement dated as of March 10, 1995, among Parent, the Banks named therein and Bank of America National Trust and Savings Association, as amended (the "Parent Credit Agreement")) or (B) any other contract, license, fran-chise, permit, order, decree, concession, lease, instrument, judgment, statute, law, ordinance, rule or regulation ap-plicable to Parent or any of its subsidiaries or their respec-tive properties or assets, which would be breached or violated, or under which there would be a default (with or without notice or lapse of time, or both), or under which there would arise a right of termination, cancellation or acceleration of any obli-gation or the loss of a material benefit, by execution and de-livery of this Stockholders Agreement and the Merger Agreement, and the consummation of the transactions contemplated hereby and thereby (including the issuance of the Parent Series B Stock, the issuance of shares of common stock of Parent upon the conversion and the compliance by Parent with the terms of









         such securities (collectively, the "Securities")) other than, in the case of clause (B) only, (X) any breaches, violations, defaults, terminations, cancellations, accelerations or losses which, either singly or in the aggregate, will not have a Par-ent Material Adverse Effect (as defined in the Merger Agree-ment) or prevent the consummation of the transactions contem-plated hereby or thereby, including the issuance of such Secu-rities and compliance by Parent with the terms thereof and (Y) the laws and regulations referred to in the next sentence. Ex-cept as referred to herein or in connection, or in compliance, with the provisions of the Hart-Scott-Rodino Antitrust Improve-ments Act of 1933, as amended (the "Securities Act"), the Secu-rities Exchange Act of 1934, as amended (the "Exchange Act"), and other governmental approvals required under the applicable laws of any foreign jurisdiction ("Foreign Laws") and the envi-ronmental, corporation, securities or blue sky laws or regula-tions of the various states, no filing or registration with, or authorization, consent or approval of, any public body or au-thority is necessary for the consummation by Parent of the Merger or the other transactions contemplated by this Merger Agreement (including the issuance of the Securities), other than filings, registrations, authorizations, consents or ap-provals the failure of which to make or obtain would not have a Parent Material Adverse Effect or prevent the consummation of the transactions contemplated hereby or thereby, including the issuance of the Securities and compliance by Parent with the terms thereof.

                   (iii) Status of Shares. The shares of Parent Series B Stock will be, prior to the Effective Date, duly authorized by all necessary corporate action on the part of Parent and upon their issuance will be validly issued and outstanding, fully paid and nonassessable and free and clear of any liens. The shares of common stock of Parent issuable upon conversion or exchange of the shares of Parent Series B Stock or the Par-ent Notes will be, prior to the Effective Date validly reserved for issuance, and upon issuance upon such conversion or ex-change will be validly issued and outstanding, fully paid and nonassessable, and free and clear of any liens. The notes of Parent issuable upon exchange of the Shares (the "Parent Notes") will be, prior to issuance thereof, duly authorized by all necessary corporate action on the part of Parent, and when issued and exchanged for shares of Parent Series B Stock, will constitute valid and binding obligations of Parent, enforceable in accordance with their term except as may be limited by bank-ruptcy, insolvency or other similar laws affecting the enforce-ment of creditors' rights generally and except that the avail-ability of equitable remedies, including specific performance, is subject to the discretion of the court before which any pro-ceeding therefor may be brought. The shares of common stock of









         Parent issuable upon conversion or exchange of the Series B Shares will be authorized for listing upon notice of issuance on the principal trading market on which shares of common stock of Parent are traded at such time. The issuance of the Parent Series B Shares in the Merger will not be subject to any pre-emptive rights.

                   (B) REPRESENTATIONS OR WARRANTIES OF THE STOCKHOLD-ERS. Each Stockholder makes the following representations, on its own behalf, to Parent:

                   (i) Stockholder has all requisite power and author-ity to enter into this Stockholders Agreement. The execution and delivery of this Stockholders Agreement and the consum-mation of the transactions contemplated hereby are duly autho-rized by all necessary partnership or other action on the part of Stockholder. Stockholder has duly executed and delivered this Stockholders Agreement and this Stockholders Agreement constitutes its legal, valid and binding obligations enforce-able against it in accordance with their respective terms ex-cept as may be limited by bankruptcy, insolvency or other simi-lar laws affecting the enforcement of creditors' rights gener-ally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

                   (ii) Stockholder is not subject to or obligated un-der (A) any charter, by-law, partnership agreement, indenture or other loan document provision or (B) any other contract, license, franchise, permit, order, decree, concession, lease, instrument, judgment, statute, law, ordinance, rule or regula-tion applicable to Stockholder or any of its affiliates or their respective properties or assets, which would be breached or violated, or under which there would be a default (with or without notice or lapse of time, or both), or under which there would arise a right of termination, cancellation or accelera-tion of any obligation or the loss of a material benefit, by execution and delivery of this Stockholders Agreement and the consummation of the transactions contemplated hereby other than, in the case of clause (B) only, the Stock Purchase Agree-ment (for which the Company has pursuant hereto given its con-sent to the execution of and the consummation of the transac-tions contemplated by this Stockholders Agreement) any breaches, violations, defaults, terminations, cancellations, accelerations or losses which, either singly or in the ag-gregate, will not prevent the consummation of the transactions contemplated by this Stockholders Agreement.

                   7. OTHER AGREEMENTS. (a) Registration Rights. Parent agrees with Stockholders that on the Effective Date,









         Parent shall, pursuant to a writing satisfactory to the Stock-holders, assume and be bound by all obligations of the Company under the Registration Rights Agreement dated April 15, 1994 between the Stockholders and Company, and Parent and Stockhold-ers agree that such agreement shall be amended to pertain to the Parent Series B Stock (and the securities which may be is-sued on conversion or exchange thereof) in lieu of the Series B Stock.

                   (b) Exempt Voting Securities. Notwithstanding any-thing to the contrary contained in this Agreement, Parent and Shareholder agree that (i) the restrictions and obligations contained in Section 2 shall not apply to any voting securities of Company acquired or held by the State Board with respect to which Corporate Advisors does not have sole or shared voting or dispositive power with respect thereto pursuant to the Manage-ment Agreement, which voting securities shall include Company Shares if such Shares are released from the custody account maintained by Corporate Advisors on behalf of the State Board pursuant to the Management Agreement, and (ii) the State Board shall not be bound by the obligations or prohibitions set forth in Section 2(c); provided, however, that the foregoing shall not be deemed to be a limitation of any of the obligations im-posed by this Agreement upon Corporate Advisors, acting on be-half of the State Board.

                   8. TERMINATION. (a) The parties agree and intend that this Stockholders Agreement be a valid and binding agree-ment enforceable against the parties hereto and that damages and other remedies at law for the breach of this Stockholders Agreement are inadequate. This Stockholders Agreement may be terminated at any time prior to the Closing Date by mutual written consent of the parties hereto and shall be automati-cally terminated in the event that the Merger Agreement is ter-minated in accordance with its terms.

                   (b) This Stockholders Agreement may also be termi-nated by the Stockholders in their sole discretion in the event that (i) the Effective Date shall not have occurred on or prior to the one year anniversary of the date hereof, (ii) Section 3.1(d) of the Merger Agreement shall have been amended or modi-fied, without the prior written consent of the Stockholders, if such amendment or modification is adverse to the interests of the Stockholders or (iii) any other amendment or modification of the Merger Agreement shall have been made without the prior written consent of the Stockholders which amendment is adverse to the interests of the Stockholders with respect to the trans-actions contemplated hereby or by the Merger Agreement.











                   9. NOTICES, ETC. All notices required by or other-wise with respect to this Stockholders Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or other-wise), or when delivered by telecopy and confirmed by return telecopy, in each case to the applicable addresses set forth below:

                   (a)  if to Parent:

                        Mattel, Inc.
                        333 Continental Boulevard
                        El Segundo, California 90245-5012
                        Attention:  Barnett Rosenberg, Esq.
                                    General Counsel
                        Telecopy:   (310) 252-2567

                        with a copy to:

                        Wachtell, Lipton, Rosen & Katz
                        51 West 52nd Street
                        New York, New York  10019
                        Attention:  Andrew R. Brownstein
                        Telecopy:  (212) 403-2000
                        Telephone:  (212) 403-1000

                   (b) If to Corporate Partners, Offshore Partners, Corporate Advisors or the State Board:

                        c/o Corporate Partners, L.P.
                        One Rockefeller Center
                        New York, New York  10020
                        Attention:  Jonathan Kagan
                        Telecopy:   (212) 332-5581


                   with a copy to:

                        Cravath, Swaine & Moore
                        Worldwide Plaza
                        825 Eighth Avenue
                        New York, New York 10019
                        Attention:  Timothy G. Massad
                        Telecopy:   (212) 474-3700
                        Telephone: (212) 474-1000

                   10. GOVERNING LAW. This Stockholders Agreement shall be governed by the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.










                   11. COUNTERPARTS. This Stockholders Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

                   12. HEADINGS. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stockholders Agreement.



















































                   IN WITNESS WHEREOF, each of the undersigned, intend-ing to be legally bound, has caused this Stockholders Agreement to be duly executed and delivered on the date first set forth above.

                             MATTEL, INC.


                             By:  /s/ Ned Mansour
                                Name:   Ned Mansour
                                Title:  President


                             CORPORATE PARTNERS, L.P.
                             CORPORATE OFFSHORE PARTNERS, L.P.

                             By:  Corporate Advisors, L.P.,
                                  General Partner

                                  By:  LFCP Corp., General Partner


                                       By:  /s/ David B. Golub
                                          Name:   David B. Golub
                                          Title:  Managing Director


                             THE STATE BOARD OF ADMINISTRATION
                               OF FLORIDA

                             By:  Corporate Advisors, L.P.,
                                  Attorney-in-Fact

                                  By:  LFCP Corp., General Partner

                                       By:  /s/ David B. Golub
                                          Name:   David B. Golub
                                          Title:  Managing Director


                             CORPORATE ADVISORS, L.P.

                             By:  LFCP Corp., General Partner

                                  By:  /s/ David B. Golub
                                     Name:   David B. Golub
                                     Title:  Managing Director












         By executing this Stockholders Agreement in the space provided below the Company hereby consents to the execution, delivery and performance of this Stockholders Agreement by each Stock-holder and agrees that the same shall not constitute a breach of any provision of the Stock Purchase Agreement and acknowl-edges that the Stockholders shall retain and be entitled to all rights under the Certificate of Designation in the event of the termination of this Stockholders Agreement prior to the occurrence of the Series B Treatment.


         TYCO TOYS, INC.



         By:  /s/ Harry J. Pearce
            Name:   Harry J. Pearce
            Title:  Vice Chairman









































                                                              SCHEDULE 1





                                             Number of Shares
                                             Of Tyco Series B
                        Name                 Preferred Stock

               Corporate Partners, LP.            45,617*

               Corporate Offshore
                  Partners, L.P.                   3,249*

               State Board of Administration
                  of Florida                       4,765*



               Total                              53,631



















         _____________________
         * Notwithstanding the foregoing, Corporate Advisors as gen-eral partner of Corporate Partners and Offshore Partners, and as investment manager over the Shares owned by the State Board, which are held in a custody account, may be deemed to have the power to vote or to direct the vote, and to dispose or to direct the disposition, of the Shares.



                                       -12-